Exhibit 99.1

For immediate release	For More Information:
J. Bruce Hildebrand, Executive Vice President
325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES FOURTH QUARTER EARNINGS

RESULTS AND 30th YEAR OF CONSECUTIVE EARNINGS GROWTH

ABILENE, Texas, January 26, 2017 – First Financial Bankshares, Inc. (NASDAQ: FFIN) today reported earnings for the fourth quarter of 2016 of $26.67 million, up 5.85 percent compared with earnings of $25.19 million in the same quarter last year. Basic earnings per share were $0.40 for the fourth quarter of 2016 compared with $0.38 in the same quarter a year ago.

All amounts for the fourth quarter and year ended December 31, 2016, include the results of the asset purchase of 4Trust Mortgage, Inc. on May 31, 2015, and the acquisition of First Bank, N.A., Conroe, Texas, on July 31, 2015. As of the acquisition date, First Bank had total gross loans of $252.46 million and total deposits of $356.75 million.

Net interest income for the fourth quarter of 2016 was $56.54 million compared with $58.00 million in the same quarter of 2015. The net interest margin, on a taxable equivalent basis, was 4.01 percent for the fourth quarter of 2016 compared to 4.04 percent in the third quarter of 2016 and 4.16 percent in the fourth quarter of 2015. Included in interest income for the fourth quarter of 2016 was $500 thousand, or three basis points in net interest margin, related to discount accretion from fair value accounting related to the Conroe and Orange acquisitions.

The provision for loan losses was $1.99 million in the fourth quarter of 2016 compared with $3.83 million in the third quarter of 2016 and $4.18 million in the fourth quarter of 2015. The continued provision for loan losses in 2016 reflects the continuing higher levels of nonperforming and classified assets, gross charge-offs, as well as the economic effects related to the oil and gas industry. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.86 percent at December 31, 2016, compared with 1.04 percent at September 30, 2016, and 0.89 percent at December 31, 2015. Classified loans totaled $127.80 million at December 31, 2016, compared to $126.60 million at September 30, 2016, and $149.43 million at December 31, 2015.

At December 31, 2016, loans with oil and gas industry exposure totaled 2.32% of gross loans. These loans comprised $32.52 million of the classified loan totals and $4.09 million of the nonperforming loan totals. In addition, $105 thousand in net charge-offs was related to these oil and gas loans for the quarter ended December 31, 2016. At December 31, 2016, the Company’s allowance for loan loss reserve specific to its total oil and gas loan portfolio totaled 6.28% of total oil and gas loans.

Noninterest income increased 12.66 percent in the fourth quarter of 2016 to $21.72 million compared with $19.28 million in the same quarter a year ago. Trust fees increased $228 thousand to $5.19 million in the fourth quarter of 2016 compared with $4.96 million in the same quarter last year, primarily due to continued growth in the fair value of Trust assets managed to $4.37 billion from $3.87 billion a year ago. ATM, interchange and credit card fees increased 13.08 percent to $6.39 million compared with $5.65 million in the same quarter last year due to continued growth in net new accounts and debit cards. Real estate mortgage fees increased 37.21 percent in the fourth quarter of 2016 to $4.24 million compared with $3.09 million in the same quarter a year ago.

Noninterest expense for the fourth quarter of 2016 totaled $41.99 million compared to $40.34 million in the fourth quarter of 2015. The Company’s efficiency ratio in the fourth quarter of 2016 was 49.61 percent compared with 48.38 percent in the same quarter last year. The increase in noninterest expense in the fourth quarter of 2016 was primarily a result of increases in employee benefit costs, including a $498 thousand increase in medical insurance costs and a $327 thousand increase in pension plan expense when compared to the same quarter in 2015. Also included in noninterest expense for the fourth quarter of 2016 was $267 thousand, before income tax, resulting from the Company’s partial settlement of its frozen defined benefit pension plan. The Company offered a similar settlement of its pension obligation to plan participants who are no longer employed by the Company in the fourth quarter on 2014.

The Company’s effective income tax rate for the quarters ended December 31, 2016, September 30, 2016, and December 31, 2015, were 22.20%, 22.52% and 23.11%, respectively. The lower rate in the fourth quarter of 2016 is due to a $360 thousand income tax credit from the sale and partial donation of one of our branch buildings in Orange, Texas to a municipality. The Company will lease back the facility in 2017 while a new, state-of-the-art branch building is being constructed to better serve our customers.

For the year ended December 31, 2016, net income increased 4.38 percent to $104.77 million from $100.38 million in 2015, marking 2016 as the 30th consecutive year of earnings increases for the Company. Basic earnings per share in 2016 rose to $1.59 from $1.55 in the previous year.

Net interest income increased 4.28 percent for the year to $226.84 million from $217.54 million a year ago. The provision for loan losses for 2016 totaled $10.21 million compared with $9.69 million in 2015. Noninterest income was $85.13 million in 2016 compared with $73.43 million in 2015. Noninterest expense rose to $165.83 million in 2016 compared with $149.46 million a year ago.

As of December 31, 2016, consolidated assets for the Company totaled $6.81 billion compared with $6.67 billion at December 31, 2015. Loans totaled $3.38 billion at year end compared with loans of $3.35 billion a year ago. Deposits totaled $5.48 billion at December 31, 2016, compared to $5.19 billion a year ago. Shareholders’ equity rose to $837.89 million at year end compared with $804.99 million at December 31, 2015.

“We are pleased to report the 30th consecutive year of increased earnings for the Company despite continued low interest rates, commodity prices, and oil and gas prices,” said F. Scott Dueser, Chairman, President and CEO. “We continue to work hard to grow loans and deposits, reduce expenses to improve our bottom line while continuing to look for acquisition opportunities to better utilize our strong capital position and increase our return to our shareholders.”

About First Financial Bankshares

Headquartered in Abilene, Texas, First Financial Bankshares is a financial holding company that through its subsidiary, First Financial Bank, N.A., operates multiple banking regions with 69 locations in Texas including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Burleson, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, Fort Worth, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust & Asset Management Company, N.A., with eight locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial Bankshares, please visit our website at http://www.ffin.com

*****

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables.    Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents/Filings” on the Company’s Web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2016				2015
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
ASSETS
Cash and due from banks	$204,782	$166,981	$135,092	$139,995	$179,140
Interest-bearing deposits in banks	48,574	117,334	67,746	22,993	89,936
Interest-bearing time deposits in banks	1,707	1,707	2,427	2,427	3,495
Fed funds sold	3,130	3,400	2,960	2,660	3,810
Investment securities	2,860,958	2,729,159	2,795,493	2,763,185	2,734,177
Loans	3,384,205	3,369,384	3,309,388	3,299,207	3,350,593
Allowance for loan losses	(45,779)	(45,298)	(45,060)	(44,072)	(41,877)

Net loans	3,338,426	3,324,086	3,264,328	3,255,135	3,308,716
Premises and equipment	122,685	122,725	122,326	118,208	115,712
Goodwill	139,971	139,971	139,971	139,971	139,971
Other intangible assets	3,632	3,758	3,959	4,198	4,478
Other assets	86,066	77,615	80,688	76,413	85,635

Total assets	$6,809,931	$6,686,736	$6,614,990	$6,525,185	$6,665,070

LIABILITIES AND SHAREHOLDERS’ EQUITY
Noninterest-bearing deposits	$1,717,722	$1,702,993	$1,644,812	$1,654,271	$1,745,952
Interest-bearing deposits	3,760,817	3,532,471	3,411,477	3,409,536	3,444,217

Total deposits	5,478,539	5,235,464	5,056,289	5,063,807	5,190,169
Borrowings	445,770	513,759	556,924	525,340	615,675
Other liabilities	47,737	69,569	135,619	97,430	54,240
Shareholders’ equity	837,885	867,944	866,158	838,608	804,986

Total liabilities and shareholders’ equity	$6,809,931	$6,686,736	$6,614,990	$6,525,185	$6,665,070

	Quarter Ended
	2016				2015
	Dec 31,	Sept. 30,	June 30,	Mar. 31,	Dec 31,
INCOME STATEMENTS
Interest income	$57,979	$58,093	$57,881	$58,335	$59,047
Interest expense	1,443	1,366	1,330	1,312	1,046

Net interest income	56,536	56,727	56,551	57,023	58,001
Provision for loan losses	1,993	3,833	2,058	2,328	4,177

Net interest income after provision for loan losses	54,543	52,894	54,493	54,695	53,824
Noninterest income	21,721	22,152	21,438	19,821	19,280
Noninterest expense	41,990	42,003	40,756	41,081	40,342

Net income before income taxes	34,274	33,043	35,175	33,435	32,762
Income tax expense	7,608	7,440	8,366	7,739	7,570

Net income	$26,666	$25,603	$26,809	$25,696	$25,192

PER COMMON SHARE DATA
Net income - basic	$0.40	$0.39	$0.41	$0.39	$0.38
Net income - diluted	0.40	0.39	0.41	0.39	0.38
Cash dividends declared	0.18	0.18	0.18	0.16	0.16
Book Value	12.68	13.14	13.11	12.70	12.20
Market Value	$45.20	$36.44	$32.79	$29.58	$30.17
Shares outstanding - end of period	66,094,695	66,063,285	66,059,912	66,043,442	65,990,234
Average outstanding shares - basic	66,037,447	66,023,069	66,016,562	65,974,559	65,940,127
Average outstanding shares - diluted	66,307,119	66,147,202	66,138,275	66,118,998	66,105,098
PERFORMANCE RATIOS
Return on average assets	1.59%	1.54%	1.65%	1.58%	1.53%
Return on average equity	12.44	11.72	12.76	12.55	12.54
Net interest margin (tax equivalent)	4.01	4.04	4.12	4.15	4.16
Efficiency ratio	49.61	49.33	48.43	49.52	48.38

	Year Ended
	Dec 31,
	2016	2015
INCOME STATEMENTS
Interest income	$232,288	$221,623
Interest expense	5,451	4,088

Net interest income	226,837	217,535
Provision for loan losses	10,212	9,685

Net interest income after provision for loan losses	216,625	207,850
Noninterest income	85,132	73,432
Noninterest expense	165,830	149,464

Net income before income taxes	135,927	131,818
Income tax expense	31,153	31,437

Net income	$104,774	$100,381

PER COMMON SHARE DATA
Net income - basic	$1.59	$1.55
Net income - diluted	1.59	1.54
Cash dividends declared	0.70	0.62
Book Value	12.68	12.20
Market Value	$45.20	$30.17
Shares outstanding - end of period	66,094,695	65,990,234
Average outstanding shares - basic	66,013,004	64,892,934
Average outstanding shares - diluted	66,102,886	65,068,030
PERFORMANCE RATIOS
Return on average assets	1.59%	1.61%
Return on average equity	12.36	13.60
Net interest margin (tax equivalent)	4.08	4.12
Efficiency ratio	49.22	47.61

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2016				2015
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$45,298	$45,060	$44,072	$41,877	$40,420
Loans charged off	(1,774)	(4,372)	(1,888)	(1,782)	(3,110)
Loan recoveries	262	777	818	1,649	390

Net recoveries (charge-offs)	(1,512)	(3,595)	(1,070)	(133)	(2,720)
Provision for loan losses	1,993	3,833	2,058	2,328	4,177

Balance at end of period	$45,779	$45,298	$45,060	$44,072	$41,877

Allowance for loan losses / period-end loans	1.35%	1.34%	1.36%	1.34%	1.25%
Allowance for loan losses / nonperforming loans	161.44	131.04	112.36	156.24	143.70
Net charge-offs / average loans (annualized)	0.18	0.43	0.13	0.02	0.33
SUMMARY OF LOAN CLASSIFICATION
Special Mention	$24,787	$25,488	$26,125	$31,486	$40,576
Substandard	103,015	101,110	106,540	110,657	108,813
Doubtful	—	2	—	—	37

Total classified loans	$127,802	$126,600	$132,665	$142,143	$149,426

NONPERFORMING ASSETS
Nonaccrual loans	$27,371	$33,712	$38,904	$27,175	$28,601
Accruing troubled debt restructured loans	701	750	961	973	199
Accruing loans 90 days past due	284	107	237	59	341

Total nonperforming loans	28,356	34,569	40,102	28,207	29,141
Foreclosed assets	644	369	285	821	627

Total nonperforming assets	$29,000	$34,938	$40,387	$29,028	$29,768

As a % of loans and foreclosed assets	0.86%	1.04%	1.22%	0.88%	0.89%
As a % of end of period total assets	0.43	0.52	0.61	0.44	0.45
OIL AND GAS PORTFOLIO INFORMATION
Oil and gas loans	$78,483	$86,785	$87,857	$92,058	$96,712
Oil and gas loans as a % of total loans	2.32%	2.58%	2.65%	2.79%	2.89%
Classified oil and gas loans	32,518	31,541	32,674	36,402	34,506
Nonaccrual oil and gas loans	4,092	5,140	5,763	4,917	5,404
Net charge-offs for oil and gas loans	105	104	419	517	1,370
Allowance for oil and gas loans as a % of oil and gas loans	6.28%	5.60%	6.57%	7.37%	6.35%
CAPITAL RATIOS
Common equity Tier 1 capital ratio	17.30%	17.11%	16.64%	16.46%	15.90%
Tier 1 capital ratio	17.30	17.11	16.64	16.46	15.90
Total capital ratio	18.45	18.28	17.79	17.60	16.97
Tier 1 leverage	10.71	10.60	10.50	10.23	9.96
Equity to assets	12.30	12.98	13.09	12.85	12.08

	Quarter Ended
	2016				2015
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
NONINTEREST INCOME
Trust fees	$5,189	$5,066	$4,726	$4,655	$4,961
Service charges on deposits	4,773	4,796	4,404	4,413	4,730
ATM, interchange and credit card fees	6,390	6,000	5,840	5,680	5,651
Real estate mortgage fees	4,237	4,697	4,013	3,139	3,088
Net gain on sale of available-for-sale securities	117	239	912	2	51
Net gain (loss) on sale of foreclosed assets	112	(10)	278	76	528
Net gain (loss) on sale of assets	(103)	(168)	(74)	513	(809)
Interest on loan recoveries	141	709	629	633	216
Other noninterest income	865	823	710	710	864

Total noninterest income	$21,721	$22,152	$21,438	$19,821	$19,280

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$21,742	$22,193	$22,038	$21,545	$20,647
Profit sharing expense	1,329	738	109	1,045	1,265
Loss from partial settlement of pension plan	267	—	—	—	—
Net occupancy expense	2,534	2,672	2,583	2,631	2,674
Equipment expense	3,293	3,420	3,386	3,380	3,218
FDIC insurance premiums	525	513	818	824	837
ATM, interchange and credit card expenses	1,879	1,859	1,806	1,687	1,540
Legal, tax and professional fees	2,386	2,389	2,108	2,209	2,037
Audit fees	331	413	400	449	359
Printing, stationery and supplies	590	536	464	503	617
Amortization of intangible assets	168	172	199	199	199
Advertising and public relations	1,574	1,729	1,537	1,444	1,481
Correspondent bank service charges	238	240	239	247	239
Other noninterest expense	5,134	5,129	5,069	4,918	5,229

Total noninterest expense	$41,990	$42,003	$40,756	$41,081	$40,342

TAX EQUIVALENT YIELD ADJUSTMENT	$6,391	$6,271	$6,168	$6,115	$6,111

	Year Ended
	Dec. 31,
	2016	2015
NONINTEREST INCOME
Trust fees	$19,636	$19,252
Service charges on deposits	18,386	17,171
ATM, interchange and credit card fees	23,910	21,860
Real estate mortgage fees	16,086	10,409
Net gain (loss) on sale of available-for-sale securities	1,270	432
Net gain (loss) on sale of foreclosed assets	456	538
Net gain (loss) on sale of assets	168	(820)
Interest on loan recoveries	2,112	1,050
Other noninterest income	3,108	3,540

Total noninterest income	$85,132	$73,432

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$87,518	$75,544
Profit sharing expense	3,221	5,455
Loss from partial settlement of pension plan	267	—
Net occupancy expense	10,420	10,314
Equipment expense	13,479	12,222
FDIC insurance premiums	2,680	3,153
ATM, interchange and credit card expenses	7,231	6,384
Legal, tax and professional fees	9,092	6,934
Audit fees	1,593	1,555
Printing, stationery and supplies	2,093	2,278
Amortization of intangible assets	738	561
Advertising and public relations	6,284	5,883
Correspondent bank service charges	964	925
Other noninterest expense	20,250	18,256

Total noninterest expense	$165,830	$149,464

TAX EQUIVALENT YIELD ADJUSTMENT	$24,942	$22,942

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended			Three Months Ended
	Dec. 31, 2016			Sept. 30, 2016
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Fed funds sold	$4,703	$5	0.42%	$4,596	$4	0.33%
Interest-bearing deposits in nonaffiliated banks	85,907	116	0.54	69,285	95	0.55
Taxable securities	1,281,717	6,459	2.02	1,305,103	6,775	2.08
Tax exempt securities	1,489,463	16,958	4.55	1,478,719	16,541	4.47
Loans	3,374,652	40,831	4.81	3,349,458	40,948	4.86

Total interest-earning assets	6,236,442	$64,369	4.11%	6,207,161	$64,363	4.13%
Noninterest-earning assets	434,629			428,239

Total assets	$6,671,071			$6,635,400

Interest-bearing liabilities:
Deposits	$3,580,489	$1,305	0.14%	$3,460,208	$1,111	0.13%
Fed funds purchased and other borrowings	488,240	137	0.11	569,883	254	0.18

Total interest-bearing liabilities	4,068,729	$1,442	0.14%	4,030,091	$1,365	0.13%
Noninterest-bearing liabilities	1,749,320			1,736,071
Shareholders’ equity	853,022			869,238

Total liabilities and shareholders’ equity	$6,671,071			$6,635,400

Net interest income and margin (tax equivalent)		$62,927	4.01%		$62,998	4.04%

	Three Months Ended			Three Months Ended
	June 30, 2016			Mar. 31, 2016
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Fed funds sold	$5,701	$6	0.44%	$7,534	$9	0.50%
Interest-bearing deposits in nonaffiliated banks	37,159	57	0.61	40,239	51	0.51
Taxable securities	1,349,325	7,130	2.11	1,323,606	7,262	2.19
Tax exempt securities	1,439,575	16,446	4.57	1,428,178	16,326	4.57
Loans	3,295,557	40,410	4.93	3,312,664	40,802	4.95

Total interest-earning assets	6,127,317	$64,049	4.20%	6,112,221	$64,450	4.24%
Noninterest-earning assets	416,414			432,862

Total assets	$6,543,731			$6,545,083

Interest-bearing liabilities:
Deposits	$3,388,572	$1,033	0.12%	$3,445,622	$1,052	0.12%
Fed funds purchased and other borrowings	587,981	297	0.20	562,569	260	0.19

Total interest-bearing liabilities	3,976,553	$1,330	0.14%	4,008,191	$1,312	0.13%
Noninterest-bearing liabilities	1,722,037			1,713,122
Shareholders’ equity	845,141			823,770

Total liabilities and shareholders’ equity	$6,543,731			$6,545,083

Net interest income and margin (tax equivalent)		$62,719	4.12%		$63,138	4.15%

	Three Months Ended
	Dec. 31, 2015
	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate
Interest-earning assets:
Fed funds sold	$5,769	$4	0.31%
Interest-bearing deposits in nonaffiliated banks	32,937	33	0.40
Taxable securities	1,352,555	7,170	2.12
Tax exempt securities	1,408,410	16,305	4.63
Loans	3,309,685	41,646	4.99

Total interest-earning assets	6,109,356	$65,158	4.23%
Noninterest-earning assets	427,018

Total assets	$6,536,374

Interest-bearing liabilities:
Deposits	$3,391,514	$882	0.10%
Fed funds purchased and other borrowings	575,861	164	0.11

Total interest-bearing liabilities	3,967,375	$1,046	0.10%
Noninterest-bearing liabilities	1,772,060
Shareholders’ equity	796,939

Total liabilities and shareholders’ equity	$6,536,374

Net interest income and margin (tax equivalent)		$64,112	4.16%

	Year Ended			Year Ended
	Dec. 31, 2016			Dec. 31, 2015
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Fed funds sold	$5,628	$24	0.43%	$7,814	$27	0.35%
Interest-bearing deposits in nonaffiliated banks	58,254	318	0.55	49,686	181	0.36
Taxable securities	1,314,820	27,626	2.10	1,371,110	29,673	2.16
Tax exempt securities	1,459,121	66,268	4.54	1,318,531	61,407	4.66
Loans	3,333,241	162,994	4.89	3,090,538	153,277	4.96

Total interest-earning assets	6,171,064	$257,230	4.17%	5,837,679	$244,565	4.19%
Noninterest-earning assets	428,055			386,125

Total assets	$6,599,119			$6,223,804

Interest-bearing liabilities:
Deposits	$3,469,005	$4,504	0.13%	$3,272,150	$3,642	0.11%
Fed funds purchased and other short term borrowings	552,041	947	0.17	524,365	446	0.08

Total interest-bearing liabilities	4,021,046	$5,451	0.14%	3,796,515	$4,088	0.11%
Noninterest-bearing liabilities	1,730,207			1,689,000
Shareholders’ equity	847,866			738,289

Total liabilities and shareholders’ equity	$6,599,119			$6,223,804

Net interest income and margin (tax equivalent)		$251,779	4.08%		$240,477	4.12%